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                                                                EXHIBIT 10.10(c)

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


         This First Amendment of Amended and Restated Loan and Security Agreement (this "Amendment") is made as of September 11, 1998 by and between SKECHERS U.S.A., INC., a California corporation ("Borrower") and HELLER FINANCIAL, INC., a Delaware corporation, ("Agent") as Agent for the Lenders under that certain First Amended and Restated Loan and Security Agreement dated September 4, 1998 (the "Loan and Security Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan and Security Agreement.

         Whereas, Borrower and Agent entered into the Loan and Security Agreement; and

         Whereas, Borrower and Agent desire to amend certain terms of the Loan and Security Agreement as set forth below;

         Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                              SECTION 1. AMENDMENT

         The first paragraph of subsection 2.1(B) and the entirety of subsection 2.1(B)(1) are deleted in their entirety and are replaced with the following:

                "(B) Revolving Loan: Each Lender, severally, agrees to lend to Borrower from time to time its Pro Rata Share of each Revolving Advance. The aggregate amount of all Revolving Loan Commitments shall not exceed at any time $120,000,000 as reduced by sub-section 2.4(B). Amounts borrowed under this subsection 2.1(B) may be repaid and reborrowed at any time prior to the earlier of (i) the termination of the Revolving Loan Commitment pursuant to subsection 8.3 or (ii) the Termination Date; provided, however, that Borrower shall reduce the Revolving Loan to an amount not greater than the Cleanup Amount for at least one Business Day each consecutive twenty-one (21) day period. Except as otherwise provided herein, no Lender shall have any obligation to make a Revolving Advance to the extent such Revolving Advance would cause the Revolving Loan (after giving effect to any immediate application of the proceeds thereof) to exceed the Maximum Revolving Loan Amount.
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                      (1) 'Maximum Revolving Loan Amount' means, as of any date
                      of determination, the lesser of (a) the Revolving Loan Commitment(s) of all Lenders less (i) the Letter of Credit Reserve, (ii) the unpaid amount of Term Loan A, and (iii) unpaid amount of Term Loan B and (b) the Borrowing Base less (i) the Letter of Credit Reserve (ii) the unpaid amount of Term Loan A and Term Loan B plus (iii) the amount of any outstanding Discretionary Advances; and"

                      SECTION 2. RATIFICATION OF AGREEMENT

        Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Loan and Security Agreement and the other Loan Documents are unchanged, and said agreements, as amended, shall remain in full force and effect and are hereby confirmed and ratified.

                     SECTION 3. COUNTERPARTS; EFFECTIVENESS

        This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicative executed originals. This Amendment shall become effective as of the date hereof upon the execution of the counterparts hereof by Borrower and Agent.

                            SECTION 4. GOVERNING LAW

        THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

        Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

HELLER FINANCIAL, INC., AS AGENT              SKECHERS U.S.A., INC.

By: /s/ NORA BOSE                             By: /s/ DAVID WEINBERG
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Title:   AVP                                  Title: CFO
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